AMENDMENT, dated as of December 7, 1998 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of June 30, 1998, among METRIS COMPANIES INC., a Delaware corporation (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"),
NATIONSBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK, as documentation agent, U.S. BANK NATIONAL ASSOCIATION, as documentation agent (collectively in such capacity, the "Documentation Agents"), BARCLAYS BANK PLC as co-agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agent (collectively in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders.


                                               W I T N E S S E T H:


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, in connection with the $300 million investment in the Borrower by the Thomas H. Lee Company (in substantially the form attached hereto as Annex A), the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided herein:

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:


         SECTION I.  AMENDMENT

                  1.1  Defined   Terms.   Unless   otherwise   defined   herein,
capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                  1.2 Amendment. The Lenders and the Borrower hereby agree that upon the effectiveness of this Amendment the definitions of "Capital Stock" and "Consolidated Net Worth" set forth in Section 1.1 of the Credit Agreement shall be deleted and the following definitions shall be added in alphabetical order:

                  "Amendment Effective Date" shall have the meaning given to such term in the Amendment to this Agreement dated as of December 7, 1998.

                  "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing; provided that Capital Stock shall not include any certificates or other interests in or issued by a trust or other conduit in connection with a Receivables Transfer Program and shall include the Lee Preferred Stock.

                  "Consolidated Net Worth" shall mean, at any date of determination, the sum of (a) the consolidated stockholders' equity of the Borrower and its Subsidiaries and (b) the amount of the Lee Preferred Stock (not to exceed $300,000,000), in the case of clauses (a) and (b) as determined on a consolidated basis in conformity with GAAP consistently applied.

                  "Lee Preferred Stock" shall mean, at any date of determination, the amount of the obligation of the Borrower in respect of the Series B Perpetual Preferred Stock and the Series C Perpetual Convertible Preferred Stock of the Borrower in substantially the form provided to the Administrative Agent on the Amendment Effective Date on a consolidated balance sheet of the Borrower in conformity with GAAP consistently applied.

                            SECTION II. MISCELLANEOUS

                  2.1 Conditions to Effectiveness of Amendment. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above upon (a) the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders and (b) payment to the Administrative Agent and the Lenders by the Borrower of such fees in respect of this Amendment as have been previously agreed upon by the Borrower and the Administrative Agent.

                  2.2 Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

                  2.3 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  2.4 Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

                  2.5 Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

                  2.6  GOVERNING   LAW.  THIS   AMENDMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                     METRIS COMPANIES INC., as Borrower

                     By:/s/Paul Runice
                     Name: Paul Runice
                     Title: Sr. Vice President, Treasurer

                     By
                     Name:
                     Title:

                     THE CHASE MANHATTAN BANK, as
                     Administrative Agent, Lender and Issuing Bank

                     By:/s/Gail Weiss
                     Name: Gail Weiss
                     Title: Vice President

                     NATIONSBANK, N.A.

                     By:/s/Mary Pat Riggins
                     Name:  Mary Pat Riggins
                     Title:  Vice President

                     DEUTSCHE BANK AG, NEW YORK AND/OR
                     CAYMAN ISLAND BRANCHES

                     By:/s/Gayma Z. Shivnarain
                     Name:  Gayma Z. Shivnarain
                     Title:  Vice President

                     By:/s/Elizabeth Ziegimeir
                     Name: Elizabeth Ziegimeier
                     Title: Director

                     U.S. BANK NATIONAL ASSOCIATION

                     By:/s/Elliot Jaffee
                     Name:  Elliot Jaffee
                     Title: Vice President

                      BARCLAYS BANK PLC,
                      NEW YORK BRANCH

                      By:/s/Karen M. Wagner
                      Name:  Karen M. Wagner
                      Title:  Associate Director

                      THE SUMITOMO BANK, LTD.

                      By:/s/John H. Kemper
                      Name:  John H. Kemper
                      Title: Sr. Vice President

                      THE BANK OF NEW YORK

                      By:/s/Michael Flanery
                      Name:  Michael Flanery
                      Title:  Vice President

                      THE BANK OF NOVA SCOTIA

                      By:/s/F.C.H. Ashby
                      Name: F.C.H. Ashby
                      Title: Senior Manager Loan Operations

                       BANQUE NATIONALE DE PARIS

                       By:/s/Arnaud Collin du Bocage
                       Name:  Arnaud Collin du Bocage
                       Title: Executive Vice President and
                              Branch Manager

                       THE LONG TERM CREDIT BANK OF JAPAN, LTD.

                       By:/s/ Shuichi Tajima
                       Name:  Shuichi Tajima
                       Title: General Manager & Regional Head

                       THE FUJI BANK, LIMITED

                       By:/s/Peter L. Chinnici
                       Name:  Peter L. Chinnici
                       Title: Joint General Manager

                       KZH IV LLC

                       By:/s/Virginia Conway
                       Name:  Virginia Conway
                       Title: Authorized Agent

                      VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                      INCOME TRUST

                      By:
                            Name:
                            Title:

                      KZH III LLC

                      By:/s/ Virginia Conway
                            Name:  Virginia Conway
                            Title: Authorized Agent

                      KZH SHOSHONE LLC

                      By:/s/ Virginia Conway
                            Name:  Virginia Conway
                            Title: Authorized Agent

                      AMARA-1 FINANCE LTD

                      By:/s/Ian David Moore
                      Name:  Ian David Moore
                      Title: Director

                      AMARA-2 FINANCE LTD

                      By:/s/ Ian David Moore
                      Name:  Ian David Moore
                      Title: Director

                      CERES FINANCE LTD

                      By:/s/ John W. Cullimane
                      Name:  John W. Cullimane
                      Title: Director

                      BANK OF AMERICA NATIONAL TRUST &
                      SAVINGS ASSOCIATION

                      By:/s/ Mary Pat Riggins
                      Name:  Mary Pat Riggins
                      Title:  Vice President